Exhibit 10.17

Form of Supplemental Trust Agreement
Among First Union Trust Company, National Association,
Hollinger International Inc. and Hollinger Canadian Newspapers, LP
Dated as of December 7, 2001

HOLLINGER PARTICIPATION TRUST

SUPPLEMENTAL TRUST AGREEMENT

among

FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION,
as Trustee

and

HOLLINGER INTERNATIONAL INC.,
as Depositor

and

HOLLINGER CANADIAN NEWSPAPERS, LIMITED PARTNERSHIP
as Depositor

Dated as of December 7, 2001

HOLLINGER PARTICIPATION TRUST

SUPPLEMENTAL TRUST AGREEMENT

          SUPPLEMENTAL TRUST AGREEMENT (this “Supplemental Agreement”) of Hollinger Participation Trust, a Delaware statutory business trust (the “Trust”), is made and entered into as of December 7, 2001 by First Union Trust Company, National Association, a national banking association (not in its individual capacity but solely as trustee hereunder and including its successors, the “Trustee”), Hollinger International Inc., a Delaware corporation (“Hollinger”), as depositor and Hollinger Canadian Newspapers, Limited Partnership, a limited partnership formed and existing under the laws of the Province of Ontario (the “L.P.” and, together with Hollinger, the “Depositor”), as depositor, acting by its general partner, Hollinger Canadian Newspapers G.P. Inc., an Ontario corporation.

RECITALS

          WHEREAS, the Trustee and Hollinger have previously formed the Trust as a statutory business trust under the Delaware Business Trust Act pursuant to that certain Trust Agreement dated as of August 15, 2001 (the “Original Trust Agreement”) and by the Trustee’s filing the Certificate of Trust;

          WHEREAS, Hollinger and the Trustee entered into an Amended and Restated Trust Agreement, dated as of August 24, 2001 (the “Amended Agreement”), pursuant to which the Trust holds a participation interest in the Fixed Rate Subordinated Debentures due 2010 (the “Underlying Debentures”) of 3815668 Canada Inc. (the “Issuer”), and issued US$350,000,000 in aggregate principal amount of 12 1/8% Senior Notes due 2010 (the “Initial Notes”) representing undivided beneficial interests in the Trust, issued in the form of a registered global note (the “Initial Global Note”) registered in the name of Cede & Co., as nominee of DTC and held by the Trustee, as custodian for the Initial Global Note;

          WHEREAS, pursuant to Section 6.10 of the Amended Agreement and pursuant to the provisions of the Initial Notes, upon written notice by the Depositor to the Trustee and an increase in the Participation deposited in the Trust not associated with a Payment, Additional Notes ranking pari passu with the Initial Notes shall be created and issued by the Trust without notice or consent of the Note Holders within five (5) Business Days of receiving such notice and such Additional Notes shall be consolidated with and form a single series with the Initial Notes and shall have the same terms as to status, redemption or otherwise as the Initial Notes;

          WHEREAS, Section 6.11 of the Amended Agreement provides that a supplemental agreement may be entered into by Hollinger and the Trustee without the consent of any Note Holders for certain purposes stated therein;

          WHEREAS, the Depositor has deposited the Participation with the Trustee on behalf of the Trust in accordance with Section 3.01 of the Amended Agreement; Hollinger has furnished the Trustee with an Opinion of Counsel pursuant to Section 4.03 of the Amended Agreement; and the Trustee has received pursuant to Section 4.03 of the Amended Agreement, fully executed Operative Documents;

          WHEREAS, Hollinger has instructed the Trustee to join with it in the execution and delivery of this Supplemental Agreement in order to supplement the Amended Agreement by, among other things, authorizing and issuing US$140,500,000 aggregate principal amount of Additional Notes issued in the form of an Additional Global Note (as defined herein) of substantially the tenor hereinafter set forth, to provide for the addition of the L.P. as an additional depositor and to provide that the Trust has duly authorized the execution and delivery of this Supplemental Agreement; and

          WHEREAS, all things necessary to make this Supplemental Agreement a valid agreement of the Depositor and the Trustee and a valid supplement to the Amended Agreement have been done.

          NOW, THEREFORE, THIS SUPPLEMENTAL AGREEMENT for and in consideration of the premises and the purchase of the Additional Notes to be issued hereunder by Holders thereof, Hollinger, the L.P. and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the respective Holders from time to time of the Notes, as follows:

ARTICLE I
DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

          SECTION 101.   Definitions.

          The Original Trust Agreement together with the Amended Agreement and this Supplemental Agreement are hereinafter sometimes collectively referred to as the “Trust Agreement.” All capitalized terms which are used herein and not otherwise defined herein are defined in the Amended Agreement or the Initial Global Note and are used herein with the same meanings as in the Amended Agreement and/or the Initial Global Note.

          As used in this Supplemental Agreement, the following terms shall have the following meanings:

          “Additional Global Note” shall mean the Additional Notes issued in the form of a Global Note as set forth in Exhibit A hereto.

          “Depositor” shall have the meaning set forth in the Recitals.

          “Initial Global Note” shall have the meaning set forth in the Recitals.

          “Initial Notes” shall have the meaning set forth in the Recitals.

          “Notes” shall mean the Initial Notes together with the Additional Notes.

          “Supplemental Agreement” means this instrument as originally executed (including all exhibits hereto) and as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions of the Trust Agreement.

          SECTION 102.   Provisions of the Amended Agreement.

     The provisions of the Amended Agreement shall apply to the Additional Notes and any certificated Additional Notes in definitive form issued in exchange therefor in the exact same manner as they apply to the Initial Notes.

          SECTION 103.   Effect of Supplemental Agreement.

          This Supplemental Agreement is a supplemental agreement within the meaning of Sections 6.10 and 6.11 of the Amended Agreement, and the Amended Agreement shall be read together with this Supplemental Agreement and shall have the same effect over the Additional Notes, in the same manner as if the provisions of the Amended Agreement and this Supplemental Agreement were contained in the same instrument.

          For the purposes of this Supplemental Agreement, whenever an action or instruction of the Depositor is required or permitted under the Amended Agreement or this Supplemental Agreement, actions taken or instructions given by either of Hollinger or the L.P. shall be sufficient. In the event that there is any discrepancy between the actions taken and/or instructions given by Hollinger and the L.P. in respect of an action that can or may be taken or instructions that can and may be given under the Amended Agreement or this Supplemental Agreement, actions taken and/or instructions given by Hollinger shall prevail.

          In all other respects, the Amended Agreement is confirmed by the parties as supplemented by the terms of this Supplemental Agreement.

          SECTION 104.   Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 105.   Successors and Assigns.

          All covenants and agreements in this Supplemental Agreement by the Depositor, the Trust, the Trustee and the Holders shall bind their respective successors and assigns, whether so expressed or not.

          SECTION 106.   Severability Clause.

          In case any provision in this Supplemental Agreement or in the Additional Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 107.   Benefits of Supplemental Agreement.

          Nothing in this Supplemental Agreement or in the Additional Notes, express or implied, shall give to any Person (other than the parties hereto and their successors hereunder, and the Holders) any benefit or any legal or equitable right, remedy or claim under this Supplemental Agreement.

          SECTION 108.   Governing Law.

          THIS SUPPLEMENTAL AGREEMENT AND THE ADDITIONAL NOTES SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE; PROVIDED THAT THERE SHALL NOT BE APPLICABLE TO THE TRUST, THE PARTIES HEREUNDER OR THIS SUPPLEMENTAL AGREEMENT, ANY PROVISION OF THE LAWS (COMMON OR STATUTORY) OF THE STATE OF DELAWARE PERTAINING TO TRUSTS (OTHER THAN THE ACT) THAT RELATE TO OR REGULATE, IN A MANNER INCONSISTENT WITH THE TERMS HEREOF, (A) THE FILING WITH ANY COURT OR GOVERNMENTAL BODY OR AGENCY OF TRUSTEE ACCOUNTS OR SCHEDULES OF TRUSTEE FEES AND CHARGES, (B) AFFIRMATIVE REQUIREMENTS TO POST BONDS FOR TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (C) THE NECESSITY FOR OBTAINING COURT OR OTHER GOVERNMENTAL APPROVAL CONCERNING THE ACQUISITION, HOLDING OR DISPOSITION OF REAL OR PERSONAL PROPERTY, (D) FEES OR OTHER SUMS PAYABLE TO TRUSTEES, OFFICERS, AGENTS OR EMPLOYEES OF A TRUST, (E) THE ALLOCATION OF RECEIPTS AND EXPENDITURES TO INCOME OR PRINCIPAL, (F) RESTRICTIONS OR LIMITATIONS ON THE PERMISSIBLE NATURE, AMOUNT OR CONCENTRATION OF TRUST INVESTMENTS OR REQUIREMENTS RELATING TO THE TITLING, STORAGE OR OTHER MANNER OF HOLDING OR INVESTING TRUST ASSETS OR (G) THE ESTABLISHMENT OF FIDUCIARY OR OTHER STANDARDS OF RESPONSIBILITY OR LIMITATIONS ON THE ACTS OR POWERS OF THE TRUSTEE THAT ARE INCONSISTENT WITH THE LIMITATIONS ON AUTHORITIES AND POWERS OF THE TRUSTEE HEREUNDER AS SET FORTH OR REFERENCED IN THIS AGREEMENT. SECTION 3540 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THE TRUST.

ARTICLE II
THE NOTES

          SECTION 201.   Forms Generally.

          The Additional Notes shall be known as the “12 1/8% Senior Notes due 2010” of the Trust. The Additional Notes shall be in substantially the forms set forth in Section 4.03 of the Amended Agreement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Amended Agreement and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the duly authorized signatories executing such Additional Notes, as evidenced by their execution of the Additional Notes. Any portion of the text of any Additional Notes may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Additional Notes.

          The definitive Additional Notes shall be printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the Amended Agreement as determined by the duly authorized signatories executing such Additional Notes, as evidenced by their execution of such Additional Notes.

          The Additional Notes are being offered and sold by the Trust pursuant to a Purchase Agreement, dated as of November 30, 2001, among Hollinger, the L.P., the Trust and Credit Suisse First Boston Corporation (the “Initial Purchaser”).

          Additional Notes offered and sold to “qualified institutional buyers” (as defined in Rule 144A (“Rule 144A”) under the Securities Act) in reliance on Rule 144A shall be issued initially in the form of an Additional Global Note deposited with, or on behalf of, the Depositary or with the Trustee, as custodian for the Depositary, duly executed by the Trust as provided in the Amended Agreement. The Global Additional Note will be registered in the name of a nominee of the Depositary and deposited with the Trustee on behalf of the Initial Purchaser thereof.

          SECTION 202.   Title and Terms.

          The aggregate principal amount of Additional Notes which may be delivered under the Supplemental Agreement is limited to U.S.$140,500,000, except for (i) Additional Notes delivered upon registration of transfer of, or in exchange for, or in lieu of, other Additional Notes pursuant to Sections 4.06, 4.07, 6.03 or 6.07 of the Amended Agreement, or (ii) Additional Notes delivered pursuant to Sections 6.10 and 6.11 of the Amended Agreement in an agreement supplemental to the Amended Agreement and this Supplemental Agreement.

          The Additional Notes shall be known and designated as the “12 1/8% Senior Notes due 2010”. The Note Holders of the Additional Notes shall receive Payments at the times, and be entitled to such other rights, preferences and powers of the Notes, as set forth in Section 6.03 of the Amended Agreement and such other rights as Note Holders of the Initial Notes.

          The Depositor, the Trust and the Trustee acknowledge and agree that the Initial Notes, the Additional Notes and any certificated Initial Notes or Additional Notes in definitive form issued in exchange therefor, respectively, form a single series and have the same terms as to status, redemption or otherwise.

          SECTION 203.   The L.P. The L.P. is a limited partnership formed under the Limited Partnerships Act (Ontario), a limited partner of which is only liable for any of its liabilities or any of its losses to the extent of the amount that the limited partner has contributed or agreed to contribute to its capital and the limited partner’s pro rata share of any undistributed income.

          SECTION 204.   Consent to Jurisdiction and Service of Process. The parties hereto hereby (a) consent to the non-exclusive jurisdiction of (i) the courts of the State of Delaware and (ii) the United States District Court for the District of Delaware sitting in Wilmington, Delaware (collectively referred to as a “Delaware Court”) and (b) consent to the service of process delivered by certified mail to its corporate secretary, managing member or other correlative official and in the case of the L.P., service of process shall be served upon its authorized agent, Hollinger International Inc., 712 Fifth Avenue, New York, New York 10019, Attention: Vice President, Corporate Development, (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on the Trust Agreement or the transactions contemplated hereby which may be instituted in any Delaware Court by any party or by any person who controls such party, expressly consents to the non-exclusive jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The L.P. represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the L.P. shall be deemed, in every respect, effective service of process upon the L.P. To the fullest extent of the law, the parties agree that any action brought in any Delaware Court shall be brought in a court sitting in New Castle County, Delaware.

          SECTION 206.   Counterparts. This Supplemental Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplemental Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Supplemental Agreement.

          SECTION 207.   Miscellaneous.

          The Trustee assumes no responsibility for the accuracy of the recitals contained herein, which recitals shall be taken as the statements of the Depositor and the Trust.

* * * * *

          IN WITNESS WHEREOF, each of the undersigned has executed this Supplemental Agreement as of the date above first written.

FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION not in its individual capacity, but solely as Trustee and Note Registrar

By:

Name: Title:

THIS IS A SIGNATURE PAGE TO THE SUPPLEMENTAL AGREEMENT
AND IS EXECUTED BY THE PARTY NAMED ABOVE.

          IN WITNESS WHEREOF, each of the undersigned has executed this Supplemental Agreement as of the date above first written.

HOLLINGER INTERNATIONAL INC., as Depositor

By:

Name: Title:

THIS IS A SIGNATURE PAGE TO THE SUPPLEMENTAL AGREEMENT
AND IS EXECUTED BY THE PARTY NAMED ABOVE.

          IN WITNESS WHEREOF, each of the undersigned has executed this Supplemental Agreement as of the date above first written.

HOLLINGER CANADIAN NEWSPAPERS, LIMITED PARTNERSHIP, as Depositor

By its general partner, Hollinger General Newspapers G.P. Inc.
By:

Name: Title:

THIS IS A SIGNATURE PAGE TO THE SUPPLEMENTAL AGREEMENT
AND IS EXECUTED BY THE PARTY NAMED ABOVE.

EXHIBIT A

Form of Additional Global Note

HOLLINGER PARTICIPATION TRUST

THE NOTES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE OR OTHER SECURITIES LAWS, AND THE TRUST HAS NOT BEEN REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”).

THE NOTES MAY NOT BE OFFERED, REOFFERED, SOLD, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED (WHETHER ON THE DATE HEREOF OR AT ANY OTHER TIME AND FROM TIME TO TIME HEREAFTER), EXCEPT (A) IN ACCORDANCE WITH AND SUBJECT TO THE TERMS AND CONDITIONS OF THE OFFERING CIRCULAR, THE TRUST AGREEMENT AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES AND ANY OTHER APPLICABLE JURISDICTION AND (B) ONLY (1) TO A PERSON WHO HAS REPRESENTED AND WARRANTED THAT IT IS, AND WHOM THE SELLER REASONABLY BELIEVES TO BE, A QUALIFIED INSTITUTIONAL BUYER (WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT) OR (2) TO THE DEPOSITOR. EACH OFFEREE WILL BE DEEMED TO HAVE MADE THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS SET FORTH IN THE “NOTICE TO INVESTORS” CONTAINED IN THE OFFERING CIRCULAR AND SECTION 5.05 OF THE TRUST AGREEMENT (INCLUDING THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS THAT SUCH OFFEREE WILL TRANSFER SUCH NOTES, IF EVER, ONLY IN ACCORDANCE WITH THE PRECEDING SENTENCE AND THE REMAINDER OF THIS LEGEND AND ONLY TO A TRANSFEREE WHO WILL UNDERTAKE TO SUBJECT ITS TRANSFER OF NOTES IN THE MANNER DESCRIBED HEREIN AND THAT (i) SUCH OFFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) (AN “ERISA PLAN”) OR OTHER PLAN, AN ENTITY WHOSE UNDERLYING ASSETS INCLUDE THE ASSETS OF ANY SUCH ERISA PLAN OR OTHER PLAN, OR A GOVERNMENTAL PLAN THAT IS SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW THAT IS SUBSTANTIALLY SIMILAR TO THE PROVISIONS OF SECTION 406 OF ERISA OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR (ii) THE PURCHASE BY SUCH OFFEREE OF THE NOTE EVIDENCED HEREBY WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR IN THE CASE OF A GOVERNMENTAL PLAN, ANY SUBSTANTIALLY SIMILAR FEDERAL, STATE OR LOCAL LAW) FOR WHICH AN EXEMPTION IS NOT AVAILABLE).

ANY TRANSFER IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT, WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO THE TRANSFEREE AND WILL BE VOID AB INITIO, NOTWITHSTANDING ANY

INSTRUCTIONS TO THE CONTRARY TO THE TRUST, THE TRUSTEE OR ANY INTERMEDIARY.

EACH OFFEREE AGREES TO INDEMNIFY AND HOLD HARMLESS EACH OF THE DEPOSITOR, THE TRUSTEE AND THE INITIAL PURCHASER, THEIR RESPECTIVE SHAREHOLDERS AND PARTNERS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS AND ADVISORS (EACH AN “INDEMNIFIED PARTY”) FROM AND AGAINST ALL CLAIMS, DAMAGES, LOSSES, LIABILITIES AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE FEES AND EXPENSES OF COUNSEL) THAT MAY BE INCURRED BY OR ASSERTED OR AWARDED AGAINST ANY INDEMNIFIED PARTY, IN EACH CASE ARISING OUT OF OR IN CONNECTION WITH (INCLUDING, WITHOUT LIMITATION, IN CONNECTION WITH ANY INVESTIGATION, LITIGATION OR PROCEEDING OR PREPARATION OF A DEFENSE IN CONNECTION THEREWITH) OR AS A RESULT OF (A) THE BREACH OF ANY OF THE REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS MADE BY SUCH OFFEREE PURSUANT TO THE NOTICE TO INVESTORS, THE OFFERING CIRCULAR, ANY NOTE OR ANY TRANSFER CERTIFICATE (INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATIONS, WARRANTIES, COVENANTS AND AGREEMENTS RELATING TO ANY IMMEDIATE TRANSFEREE OF (OR TO THE CONDITIONS FOR THE TRANSFER TO ANY IMMEDIATE TRANSFEREE OF) THE NOTES HELD BY OR FOR SUCH OFFEREE); OR (B) THE FAILURE BY SUCH OFFEREE TO PERFORM OR OBSERVE ANY OF THE COVENANTS AND AGREEMENTS PURPORTED TO BE PERFORMED OR OBSERVED BY IT PURSUANT TO THE NOTICE TO INVESTORS, ALL AS AT THE TIMES, IN THE MANNER AND TO THE EXTENT SET FORTH IN THE NOTICE TO INVESTORS.

ANY TRANSFER, PLEDGE OR OTHER USE OF THIS NOTE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”), NEW YORK, NEW YORK TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR OF SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.).

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE TRUST AGREEMENT REFERRED TO HEREIN.

PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

Note No.: A-2
Principal Amount: $140,500,000

          THIS CERTIFIES THAT Cede & Co. is the registered holder of ONE HUNDRED AND FORTY MILLION FIVE HUNDRED THOUSAND United States Dollars ($140,500,000) of nonassessable, fully-paid, undivided beneficial interests in Hollinger Participation Trust (the “Trust”), a Delaware statutory business trust existing pursuant to an amended and restated Trust Agreement dated as of August 24, 2001, (the “Amended Agreement”) between Hollinger International Inc. (“Hollinger”), as depositor and First Union Trust Company, National Association, as Trustee (the “Trustee”), as supplemented by a supplemental agreement dated as of December 7, 2001, (the “Supplemental Agreement” and, together with the Amended Agreement, the “Trust Agreement”), among Hollinger, Hollinger Canadian Newspapers, Limited Partnership (the “L.P.” and, together with Hollinger, the “Depositor”), as depositor and the Trustee.

          The terms of this Note include those stated in the Trust Agreement. The Notes are subject to all such terms, and Note Holders are referred to the Trust Agreement for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Trust Agreement, the provisions of the Trust Agreement shall govern and be controlling. Capitalized terms used herein shall have the meanings assigned to them in the Trust Agreement unless otherwise indicated.

          1.     Distributions and Other Amounts. The Trust promises to pay on each Payment Date from the amounts on deposit in the Trust Account, to the extent funds are available therefor, accrued and unpaid Payments in accordance with the Trust Agreement and the Participation Agreement. In addition, the Trustee also promises to pay from the remaining amounts on deposit in the Trust Account, to the extent funds are available therefor, all other amounts due and payable to the Note Holders pursuant to the Trust Agreement and the Participation Agreement.

          (a) Method of Payment. All payments made to the Note Holders on any Payment Date will be made to the Note Holders of record as of the close of business on the last Business Day of the calendar month immediately preceding such Payment Date (the “Regular Record Date”). The Trust will make all Payments to the Note Holders on any Payment Date by wire transfer to the account specified in writing by the applicable Note Holder to the Trustee. In each case, the account shall have been specified in writing to the Trustee no later than the Regular Record Date for the applicable Payment Date. Upon receipt of the wire instructions from the Note Holders, the Trustee shall notify the Depositary of such wire transfer instructions and the Depositary shall make Payments to the Note Holders by immediately crediting participants’ accounts with Payments in amounts proportionate to their respective beneficial interests in the Global Note as shown on the records of the Depositary or its nominee. The Trustee expects that Payments by participants to owners of beneficial interests in such Global Note held through such participants will be governed by the standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in the names of nominees for such customers. Neither the Trustee nor the Depositary will be responsible for any participant’s payment obligations to a Note Holder. In the case of non-cash Distributions, the Trustee shall transfer such non-cash Distribution to each Note Holder immediately after the Elevation Date.

          2.     Transfer, Exchange. The Notes will initially be in the form of one or more fully registered permanent Global Notes. The transfer of Notes may be registered and Notes may be exchanged as provided in the Trust Agreement and the Participation Agreement. Each Note surrendered for registration of transfer or exchange will be cancelled and subsequently disposed of by the Trustee in accordance with its customary practice. The Trust Agreement and the Participation Agreement contain transfer restrictions in addition to those contained in the legends set forth on the face of this Note. The minimum denomination of each Note is $1,000.

          Except as described in the Trust Agreement, the Notes will be deposited with, or on behalf of, the Depositary, and registered in the name of the Depositary or the nominee of the Depositary in the form of one or more Global Notes, for credit to the respective accounts of the beneficial owners of the Notes represented thereby. The Global Notes shall bear the legend set forth on the face of this Note.

          3.     Persons Deemed Holders. Prior to the due presentation of a Note for registration of transfer, the Trustee, the Note Registrar, and any agent of the Trustee or the Note Registrar may treat the Person in whose name any Note is registered as the holder of such Note for all purposes.

          4.     Amendment, Supplement and Waiver. Subject to certain exceptions, any provision of the Trust Agreement may be amended or waived, provided that the Trustee shall consent to any amendment or waiver only upon instruction by the Majority Note Holders; provided, further, that, if such amendment or waiver constitutes a Reserved Action, the Trustee shall not consent to such amendment or waiver without the consent of all Note Holders.

          5.     Limitation on Liability. The Trustee will not incur any liability to any Person except as set forth in the Trust Agreement.

          6.     Governing Law. This Note will be governed by and construed in accordance with the laws of the State of Delaware.

          The Trust will furnish to any Note Holder upon written request and without charge a copy of the Trust Agreement. Requests may be made to:

                    Hollinger Participation Trust
                    c/o First Union Trust Company, National Association
                    One Rodney Square, 1st Floor
                    920 King Street
                    Wilmington, DE 19801
                    Attention: Corporate Trust Administration

          IN WITNESS WHEREOF, the Trustee has caused this Note to be duly executed.

     Dated:

HOLLINGER PARTICIPATION TRUST

By:	First Union Trust Company, National Association, not in its individual capacity, but solely in its capacity as Trustee

By:

Name: Title:

          IN WITNESS WHEREOF, each of the undersigned has executed this Supplemental Agreement as of the date above first written.

FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION not in its individual capacity, but solely as Trustee and Note Registrar

By:

	Name: Title:	EDWARD L. TRUITT, JR. VICE PRESIDENT

THIS IS A SIGNATURE PAGE TO THE SUPPLEMENTAL AGREEMENT
AND IS EXECUTED BY THE PARTY NAMED ABOVE.